Fund/Ticker
Fidelity® SAI Convertible Arbitrage Fund/FSAWX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Summary Prospectus
April 1, 2026

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated April 1, 2026 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® SAI Convertible Arbitrage Fund
Investment Objective
Fidelity® SAI Convertible Arbitrage Fund seeks total return through a combination of current income and capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	1.40%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.09%
Total annual operating expenses	1.49% A
Fee waiver and/or expense reimbursement	0.03% B
Total annual operating expenses after fee waiver and/or expense reimbursement	1.46% A
ADiffers from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. For the period, acquired fund fees and expenses are less than 0.01% and are included in other expenses. As a result, the total annual operating expenses after fee waiver and/or expense reimbursement in the fee table exceed the contractual expense limitation of the fund.
BFidelity Diversifying Solutions LLC (FDS) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 1.45% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FDS reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through May 31, 2027. FDS may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$149
3 years	$467
5 years	$809
10 years	$1,776

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 363% of the average value of its portfolio.
Principal Investment Strategies
  Employing a convertible arbitrage strategy, which involves gaining exposure to a portfolio of convertible securities (typically debt securities or preferred stocks that can be exchanged for, or convert automatically to, common stock), and hedging the equity risk inherent in these securities by selling short the common stock into which the securities may be converted.
  Executing the fund's convertible arbitrage strategy through investments in derivative instruments, principally total return swap agreements on individual securities.
  Providing income and returns from investments in interest and dividend-paying convertible securities and trading based on the pricing inefficiencies of the options embedded in the convertible securities.
  Engaging in transactions that may have a leveraging effect on the fund, including long and short investments in derivatives - such as swaps (including credit default swaps and total return swaps), forward contracts, futures, and options - to seek to hedge risks such as issuer, equity market, credit, interest rate and foreign currency risks, or to enhance the returns of the fund.
  Investing in convertible debt, non-convertible debt, and preferred securities (either directly or through total return swaps) of any maturity and any quality (including unrated debt securities and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds)).
  Investing in securities of small- and mid-capitalization companies (generally defined as those companies with market capitalizations similar to those of companies included in the Russell 2500™ Index), directly or through the use of derivatives.
  Investing in domestic and foreign issuers.
Principal Investment Risks
  Convertible Arbitrage Strategy.
Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging all or a portion of the equity risk by selling short the underlying common stock. Convertible arbitrage may involve the risk of default in interest or principal payments, which could result in a loss of income to the fund, or a decline in the market value of the securities.
  Short Sales and Leverage Risk.
Short sales pose more risk than long positions. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. Regulatory bans on certain short selling activities may prevent a fund from fully implementing its strategy. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. The fund's use of futures, forwards, options, swaps, and other derivative instruments may result in losses. The value of these derivative instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments and may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the fund. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Moreover, a relatively small price movement in a derivative contract may result in substantial losses to the fund, exceeding the amount of the margin paid. The use of derivatives can increase the fund's risk exposure to underlying assets and their attendant risks, while also exposing the fund to the risk of mispricing or other improper valuation and the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.
The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  U.S. Government Obligations Risk.
Certain securities in which the fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
  Mid Cap Investing.
The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing.
The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
In addition, the fund is classified as non-diversified under the Investment Company Act of 1940 (1940 Act), which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The additional index has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2024	2025
10.63%	12.24%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.92%	September 30, 2025
Lowest Quarter Return	1.86%	June 30, 2024

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2025	Past 1 year	Life of fund
Fidelity® SAI Convertible Arbitrage Fund
Return Before Taxes	12.24%	10.47% A
Return After Taxes on Distributions	8.18%	7.55% A
Return After Taxes on Distributions and Sale of Fund Shares	7.20%	6.79% A
Bloomberg U.S. 3-Month Treasury Bellwether Index (reflects no deduction for fees, expenses, or taxes)	4.23%	4.86%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	5.87%

AFrom September 12, 2023.
Investment Adviser
Fidelity Diversifying Solutions LLC (FDS) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Seth Gold (Co-Portfolio Manager) has managed the fund since 2023.
Mitchell Livstone (Co-Portfolio Manager) has managed the fund since 2023.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.
1.9909699.103	SCA-SUM-0426